Exhibit 10.1

Execution Version

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of January 26, 2024, by and among (i) Psyence Biomedical Ltd, a corporation organized under the laws of Ontario, Canada and a wholly-owned subsidiary of the Parent (“NewCo”), (ii) Newcourt Acquisition Corp, a Cayman Islands exempted company (“SPAC”), and (iii) the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement.

WHEREAS, on July 31, 2023, (i) SPAC, (ii) Newcourt SPAC Sponsor LLC (the “Sponsor”), (iii) NewCo, (iv) Psyence Group Inc., a corporation organized under the laws of Ontario, Canada (“Parent”), (v) Psyence Biomed II Corp., a corporation organized under the laws of Ontario, Canada (“Target”), (vi) Psyence (Cayman) Merger Sub, a newly formed Cayman Islands exempted company and a wholly-owned subsidiary of NewCo (“Merger Sub”), (vii) Psyence Biomed Corp., a corporation organized under the laws of British Columbia, Canada (now continued under the laws of the Province of Ontario), entered into that certain Amended and Restated Business Combination Agreement (as may be amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, subject to the terms and conditions thereof, among other matters, (i) Parent will contribute Target to NewCo in exchange for NewCo Common Shares (defined below) (the “Share Exchange”) and (ii) immediately following the Share Exchange, Merger Sub will merge with and into SPAC, with SPAC being the surviving company in the merger (the “Merger”) and each outstanding security of SPAC immediately prior to the effective time of the Merger will convert into the right to receive a substantially equivalent security of NewCo, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, at the closing of the transaction contemplated by the Business Combination Agreement (the “Closing”), Holder will be the holder of the number of common shares of NewCo (“NewCo Common Shares”) and warrants of NewCo (“NewCo Warrants”) in such amounts as set forth underneath Holder’s name on the signature page hereto;

WHEREAS, on January 15, 2024, NewCo, Target, Sponsor and the funds, accounts, and/other investment vehicles managed by Harraden Circle Investments LLC (“Purchaser”) entered into that certain Securities Purchase Agreement (as may be amended from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”); and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which the NewCo Common Shares or NewCo Warrants to be issued to Holder in exchange for certain ordinary shares and/or units of SPAC (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein; provided, however, that the following securities, which are currently held by Sponsor, shall be freely tradable immediately following the Closing: (i) 1,300,000 ordinary shares of SPAC to be transferred to Tabula Rasa Ltd prior to the Closing; (ii) 400,000 ordinary shares of SPAC to be transferred to Launchpad Capital Opportunities Fund LP (Series SPAC) prior to the Closing; and (iii) 1,300,000 ordinary shares of SPAC to be transferred to Purchaser prior to the Closing.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period (the “Lock-Up Period”) commencing from the Closing ending on the earliest of (x) one hundred eighty (180) days after the Closing; provided, however, that in the event that Purchaser delays investment of the Subscription Amounts (as defined in the Securities Purchase Agreement) with respect to the Second Tranche Note (as defined in the Securities Purchase Agreement) due to the occurrence of an event outlined in Section 2.1(b) of the Securities Purchase Agreement, such period shall be extended by 60 days or such earlier date as the deficiency is resolved and (y) subsequent to the Closing, the date on which the NewCo consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of NewCo’s shareholders having the right to exchange their NewCo Common Shares for cash, securities or other property (a “Subsequent Transaction”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (I) by gift, will or intestate succession upon the death of Holder, (II) to any Permitted Transferee (defined below), or (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or (IV) to NewCo in accordance with the requirements of the Business Combination Agreement; provided, however, that in any of cases (I), (II) or (III) it shall be a condition to such transfer that the transferee executes and delivers to NewCo an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (A) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse or domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouse or domestic partner and siblings), (B) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, (C) if Holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (D) if Holder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Holder upon the liquidation and dissolution of Holder and (E) to any affiliate of Holder. Holder further agrees to execute such agreements as may be reasonably requested by NewCo that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and NewCo shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, NewCo may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF January 26, 2024, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), A CERTAIN REPRESENTATIVE OF THE ISSUER NAMED THEREIN AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, Holder shall retain all of its rights as a shareholder of NewCo with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Business Combination Agreement.

2. Miscellaneous.

(a) Termination of Business Combination Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligations hereunder.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time except pursuant to the terms and conditions set forth herein. NewCo may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c) Third Parties. The parties hereto hereby acknowledge and agree that Purchaser is a third-party beneficiary of the representations, warranties and covenants of this Agreement, and that Purchaser is otherwise an express third-party beneficiary of this Agreement, entitled to enforce the terms hereof as if it were an original party hereto. Subject to the foregoing rights of Purchaser as a third-party beneficiary, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Court of Chancery of the State of Delaware, or to the extent such Court does not have subject matter jurisdiction, any federal court within the State of Delaware (and any courts having jurisdiction over appeals therefrom) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to SPAC, to: Newcourt Acquisition Corp 2201 Broadway, Suite 705 Oakland, CA 94612 Attention: Marc Balkin, CEO E-mail: marc@balkinand.co

With a copy (which shall not constitute notice) to:

McDermott Will & Emery LLP

One Vanderbilt Avenue

New York, New York 10017

Attn: Ari Edelman, Esq.

Telephone No.: (212) 547-5372

Email: aedelman@mwe.com

If to NewCo, to:

Psyence Biomed II Corp.

121 Richmond Street West, Penthouse Suite, 1300

Toronto, Ontario

M5H 2K1

Attn: Taryn Vos, General Counsel

Telephone No: +27 744 604 171

Email: Taryn@Psyence.com

With a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Fl., New York, New York 10105

Attn: Stuart Neuhauser, Esq.

Lloyd N. Steele, Esq.

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

lsteele@egsllp.com

-and to –

WeirFoulds LLP

66 Wellington Street West, Suite 4100

Toronto, ON M5K 1B7

Attn: Rob Eberschlag

T: 416-365-1110

Email: reberschlag@weirfoulds.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of NewCo, Holder and Purchaser. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Each party acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such party, money damages will be inadequate and such party will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement; Supersedes Prior Agreements. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. For the avoidance of doubt, the terms of this Agreement supersede all prior restrictions with respect to securities currently held by the Holder, including, but not limited to, any restrictions on transfer set forth in (i) the Business Combination Agreement; (ii) the Letter Agreement, dated October 19, 2021, by and among the SPAC, the Sponsor and the officers and directors of the SPAC; (iii) the Placement Unit Subscription Agreement, dated October 19, 2021, by and between the SPAC and the Sponsor; (iv) the Placement Unit Subscription Agreement, dated October 19, 2021, by and among the SPAC and Cantor Fitzgerald & Co.; and (v) the Placement Unit Subscription Agreement, dated October 19, 2021, by and among the SPAC and J.V.B. Financial Group, LLC. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of any party hereto under any other agreement or any certificate or instrument delivered in connection with the Business Combination Agreement, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

NewCo:

PSYENCE BIOMEDICAL LTD

By:	/s/ Neil Maresky
Name:	Neil Maresky
Title:	Chief Executive Officer and Director

SPAC:

NEWCOURT ACQUISITION CORP

By:	Mark Balkin
Name:	Mark Balkin
Title:	Chief Executive Officer

Acknowledged:

PSYENCE BIOMED II CORP.

By:	/s/ Neil Maresky
Name:	Neil Maresky
Title:	Chief Executive Officer and Director

PSYENCE (CAYMAN) MERGER SUB

By:	/s/ Neil Maresky
Name:	Neil Maresky
Title:	Chief Executive Officer and Director

PSYENCE BIOMED CORP.

By:	/s/ Neil Maresky
Title:	CEO and Director

By:	/s/ Michael Jordaan
Michael Jordaan

By:	/s/ Daniel Rogers
Name:	Daniel Rogers

/s/ Rohit Bodas
Name:	Rohit Bodas

/s/ Simran Aggarwal
Name:	Simran Aggarwal

/s/ Nicole Farb
Name:	Nicole Farb

[Signature to Lock-Up Agreement]

Execution Version

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

NEWCOURT SPAC SPONSOR LLC

By:	/s/ Mark Balkin
Name:	Mark Balkin
Title:	Manager

Number and Type of NewCo Common Shares Subject to Lock-Up:

NewCo Common Shares:	4,455,000

NewCo Warrants:	460,000

Address for Notice:

Address:

Facsimile No.:

Telephone No.:

Email:

[Signature to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

PSYENCE GROUP INC.

By:	/s/ Neil Maresky
Name:	Neil Maresky
Title:	Holder

Number and Type of NewCo Common Shares Subject to Lock-Up:

NewCo Common Shares:	5,000,000

NewCo Warrants:	0

Address for Notice:

Address:

Facsimile No.:

Telephone No.:

Email:

[Signature to Lock-Up Agreement]

Execution Version

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly
Name:	Sage Kelly
Title:	Global Head of Investment Banking

Number and Type of NewCo Common Shares Subject to Lock-Up:

NewCo Common Shares:	187,000

NewCo Warrants:	93,500

Address for Notice:

Address:

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

Facsimile No.:

Telephone No.:

Email:

[Signature to Lock-Up Agreement]

Execution Version

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

J.V.B. FINANCIAL GROUP LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Head of Capital Markets

Number and Type of NewCo Common Shares Subject to Lock-Up:

NewCo Common Shares:	33,000

NewCo Warrants:	16,500

Address for Notice:

Address:

Address: 1825 NW Corporate Blvd Ste 100

Boca Raton, FL 33431

Facsimile No.:

Telephone No.:

Email:

[Signature to Lock-Up Agreement]